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                                     UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549



                                     FORM 8-K/A

                                   CURRENT REPORT


                            PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES EXCHANGE ACT OF 1934



                      Date of Report (Date of earliest event reported)
                                    April 1, 1996



                                   NHP INCORPORATED
                   (Exact name of registrant as specified in its charter)


Delaware                            000-26572            52-1445137
- --------                            ---------            ----------
(State or Other Jurisdiction of     (Commission File     (I.R.S. Employer
Incorporation or Organization       Number)              Identification No.)

1225 Eye Street, N.W., Washington, D.C.                  20005-3945
- ---------------------------------------                  ----------
(Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (202) 347-6247
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Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements of Businesses Acquired

               WMF Holdings, Ltd. and Subsidiaries Financial Statements and Supplementary Information for the Years Ended December 31, 1994 and 1995, With Independent Auditors' Report Thereon, included herein as Exhibit 99.1.

          (b)  Pro forma Financial Information

               Unaudited Pro Forma Combined Condensed Financial Statements and Notes to Unaudited Pro Forma Combined Condensed Financial Statements, included herein as Exhibit 99.2.

          (c)  Exhibits

               Exhibit 99.1   -    WMF Holdings, Ltd. and Subsidiaries
Financial Statements and Supplementary Information for the Years Ended December 31, 1994 and 1995, With Independent Auditors' Report Thereon

               Exhibit 99.2   -    Unaudited Pro Forma Combined Condensed
Financial Statements and Notes to Unaudited Pro Forma Combined Condensed Financial Statements

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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NHP INCORPORATED
                              (Registrant)



                         By:  /s/ Joel F. Bonder
                              -------------------------------------------
                              Joel F. Bonder
                              Senior Vice President and
                              General Counsel

Dated May 29, 1996